UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 8, 2005

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C.  20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors;
                       Appointment of Principal Officers.

              In order to fill a vacancy on the Board, on February 8, 2005, the Board of Directors of Harman International Industries, Incorporated (the “Company”) elected Frank Meredith to serve as a director until the annual meeting of stockholders to be held in 2006.

              As previously announced, the Board also appointed Mr. Meredith to serve as the Company’s Chief Operating Officer.

              Mr. Meredith, age 47, has been Executive Vice President of the Company since July 2000, Secretary since November 1998 and Chief Financial Officer since February 1997.  Mr. Meredith will continue to also serve as Executive Vice President, Secretary and Chief Financial Officer.  Executive officers are elected annually by the Company’s Board of Directors and hold office at the pleasure of the Board until the next annual election of officers or until their successors are elected and qualified.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        HARMAN INTERNATIONAL INDUSTRIES,
                                                                         INCORPORATED

                                                                        By:     /s/ Sandra B. Robinson
                                                                                  Sandra B. Robinson
                                                                                 Vice President — Financial Operations

Date:   February 10, 2005